QuickLinks -- Click here to rapidly navigate through this document

AMENDMENT NO. 1 TO
SUPPLY AGREEMENT

    This Amendment No. 1 (this "Amendment") entered into as of March 28, 2001 amends the Supply Agreement dated May 25, 2000 (the "Agreement"), by and between Rosetta Inpharmatics, Inc., a corporation organized under the laws of the State of Delaware ("Rosetta"), and Agilent Technologies, Inc., a corporation organized under the laws of the State of Delaware and formerly a division of Hewlett-Packard Company ("Agilent").

RECITALS

    A.  Rosetta and Agilent entered into the Agreement pursuant to which Rosetta agreed to purchase, and Agilent agreed to supply, Arrays (as defined in the Agreement).

    B.  Rosetta and Agilent now agree to amend the Agreement in certain respects as hereinafter provided.

    C.  Rosetta and Agilent agree that all other terms and conditions of the Agreement remain in full force and effect.

    In consideration of the mutual promises contained herein, the parties hereto agree as follows:

AMENDMENT

    1.  Terms.  Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined in this Amendment. All section and paragraph references refer to sections or paragraphs, as applicable, in the Agreement. References to the term "Agreement" in the Agreement shall be deemed to include this Amendment.

    2.  Interpretation.  Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent there are any inconsistencies or ambiguities between this Amendment and the Agreement, the terms of this Amendment shall supersede the Agreement.

    3.  Amendments.

    Exhibit D is hereby amended and restated in its entirety as the attached Exhibit D.

[Signature page follows]

    IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

ROSETTA INPHARMATICS, INC.		AGILENT TECHNOLOGIES, INC.
By:	/s/ JOHN J. KING II	By:	/s/ DR. B. E. SAUNDERS
Name:	John J. King II	Name:	Dr. B. E. Saunders
Title:	Sr. Vice President	Title:	GM BRSU

EXHIBIT D
% FORECAST/ORDER FLEXIBILITY & BASELINE FORECAST

Table 1. % Forecast/Order Flexibility

    Months from Date of Forecast

For Forecast Provided During		+1	+2	+3	+4	+5	+6	+7	+8	+9	+10	+11	+12
2H'00	+%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	-%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1H'01	+%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	-%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2H'01 ›	+%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	-%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2H'00 means July 1, 2000 through December 31, 2000
1H'01 means January 1, 2001 through June 30, 2001
2H'01 › means July 1, 2001 through the end of the term

Table 2. Rosetta Baseline Forecast

2000
						Jul	Aug	Sep	Oct	Nov	Dec
						[***]	[***]	[***]	[***]	[***]	[***]
2001
Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2002
Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table 2A. Rosetta Baseline Forecast in the case of a Financing Event

2001
Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2002
Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

    Order flexibility for Rosetta will be derived by applying the appropriate upside or downside percentage in Table 1. against the baseline forecast volume in Table 2 or Table 2A, as the case may be. The result is the maximum or minimum order volume over the following [***] from the given [***] forecast. The intent of the flexibility matrix is to allow [***] variability and longer term capacity increases or decreases to Rosetta. The process is intended to prevent compounding of forecasts up or down over time.

    Table 2. Rosetta baseline forecast will contain a minimum [***] forward projection of the current demand and capacity estimates for Rosetta and Agilent, respectively. Changes to Table 2. may be made by mutual agreement between Rosetta and Agilent on a semi-annual basis at a performance review meeting. The only changes reviewed on a semi-annual basis are those in months [***] following the date of the review meeting.

    Table 2A. Upon consummation of a Financing Event, Table 2A will represent Rosetta's baseline forecast, which forecast is subject to adjustments made in accordance with Section 3.3(d). Additional changes to Table 2A may be made by mutual agreement between Rosetta and Agilent on a semi-annual basis at a performance review meeting. The only changes reviewed on a semi-annual basis are those in months [***] following the date of the review meeting.

QuickLinks

AMENDMENT NO. 1 TO SUPPLY AGREEMENT
RECITALS
AMENDMENT
EXHIBIT D % FORECAST/ORDER FLEXIBILITY & BASELINE FORECAST